Exhibit 10.1(a)
LETTER AGREEMENT WITH JACK KANG
January 25, 2007
China Healthcare Acquisition Corp.
1233 Encino Drive
Pasadena, California 91108
Ferris, Baker Watts, Incorporated
120 Light Street, 8th Floor
Baltimore, Maryland 21202
Re: Initial Public Offering
Gentlemen:
     The undersigned officer and director and stockholder of China Healthcare Acquisition Corp. (“Company”), in consideration of Ferris, Baker Watts, Incorporated (“FBW”) entering into a letter of intent (“Letter of Intent”) to underwrite an initial public offering of the securities of the Company (“IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):
     1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all shares of Common Stock of the Company, including the Insider Shares and IPO Shares, owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.
     2. The undersigned acknowledges that he is purchasing his Insider Shares for investment and not with a view to the distribution thereof, and acknowledges the certificate representing such shares shall bear a restrictive legend. The undersigned will escrow his Insider Shares until six months after the consummation of a Business Combination subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.
     3. In the event that the Company fails to consummate a Business Combination within 24 months from the effective date (“Effective Date”) of the registration statement relating to the IPO, the undersigned will take all reasonable actions within his power to cause the Company to distribute to all of the public shareholders, in proportion their respective equity interest, an aggregate sum equal to the amount in the trust account, inclusive of any interest (not applied toward working capital or taxes payable). The undersigned hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of the Trust Fund (as defined in the Letter of Intent) with respect to his Insider Shares and waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject to as a result of any claim by any vendor that is owed money by the Company for services rendered or products sold but only to the extent necessary to ensure that such loss, liability, claim, damage or expenses does not reduce the amount in the Trust Fund other than amounts attributable to interest.
     4. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to

China Healthcare Acquisition Corp.
Ferris, Baker Watts, Incorporated
January 25, 2007

be an officer or director of the Company.
     5. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to FBW that the business combination is fair to the Company’s stockholders from a financial perspective.
     6. Neither the undersigned, any member of the family of the undersigned, or any affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination.
     7. The undersigned agrees to be Chairman of the Board of Directors of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information furnished to the Company and FBW and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned’s Questionnaire furnished to the Company and FBW and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:
     (a) he is not subject to or a respondent in any legal action for, any injunction cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;
     (b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and
     (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.
     8. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as Chairman of the Board of Directors of the Company.
     9. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that commencing on the Effective Date, National Capital Investment Limited (“Related Party”), shall be allowed to charge the Company an allocable share of Related Party’s overhead, $5,000 per month, to compensate it for certain limited administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in Pasadena, California, that it will provide to the Company. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.
     10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to FBW and its legal representatives or agents (including any investigative search firm retained by FBW) any information they may have about the undersigned’s background and finances (“Information”), purely for the purposes of the Company’s IPO (and shall thereafter hold such information confidential). Neither FBW nor its

China Healthcare Acquisition Corp.
Ferris, Baker Watts, Incorporated
January 25, 2007

agents shall be violating the undersigned’s right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.
     11. As used herein, (i) a “Business Combination” shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company; (ii) “Insiders” shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) “Insider Shares” shall mean all of the shares of Common Stock and warrants for Common Stock of the Company owned by an Insider prior to the IPO; and (iv) “IPO Shares” shall mean the shares of Common Stock issued in the Company’s IPO.
     If the foregoing terms and conditions are acceptable to you, kindly indicate your acceptance below, whereupon this letter shall be a binding legal agreement among us.

/s/ Jack Kang
Jack Kang

Accepted and agreed as aforesaid:

CHINA HEALTHCARE ACQUISITION CORP.

By:	/s/ Alwin Tan

Alwin Tan, President & Chief Executive Officer